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                                                                     Exhibit 4.2

016570| 003590|127C|RESTRICTED||4|057-423

    COMMON STOCK                                                           COMMON STOCK
 PAR VALUE $0.0001                                             THIS CERTIFICATE IS TRANSFERABLE IN
                                                                  CANTON, MA AND JERSEY CITY, NJ

    CERTIFICATE                                                               SHARES
       NUMBER                                                             **600620******
     ZQ 000000                                                            ***600620*****
                                                                          ****600620****
                                                                          *****600620***
                                                                          ******600620**

                                        BIOVEX GROUP, INC.
                       INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT                                                     CUSIP 090677 10 5
                                                               SEE REVERSE FOR CERTAIN DEFINITIONS

**Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample ****
**Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample ****
**Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample ****
**Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample ****
**Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample ****
**Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample ****
**Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample ****
**Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample ****
**Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample ****
**Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample ****
**Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample ****

                                    MR. SAMPLE & MRS. SAMPLE &
                                     MR. SAMPLE & MRS. SAMPLE

is the owner of

**600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620
**600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620
**600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620
**600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620
**600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620
**600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620
**600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620
**600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620
**600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620
**600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620
**600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620

                                    * * * SIX HUNDRED THOUSAND
                                   SIX HUNDRED AND TWENTY * * *

       FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $0.0001 PER SHARE, OF

BIOVEX GROUP, INC., transferable only on the books of BioXex Group, Inc., (the "Corporation") by the holder of record hereof in person, or by his duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the laws of the State of Delaware and to the Restated Certificate of Incorporation and the Bylaws of the Corporation and all
amendments thereto, to all of which provisions the holder by acceptance hereof, assents. This
Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


/s/ P. Astley-Sparke                                           DATED (Month Day, Year)
----------------------
President                                                      COUNTERSIGNED AND REGISTERED:
                                                               COMPUTERSHARE TRUST COMPANY, N.A.
                                                               TRANSFER AGENT AND REGISTRAR,


/s/ Stephen A Gorgal                    (SEAL)                 By
----------------------                                            --------------------------------
Corporate Secretary                                               AUTHORIZED SIGNATURE

                                                  CUSIP                                XXXXXX XX X
                                                  HOLDER ID                             XXXXXXXXXX
BIOVEX GROUP, INC.                                INSURANCE VALUE                     1,000,000.00
                                                  NUMBER OF SHARES                          123456
PO BOX 43004, PROVIDENCE, RI 02940-3004           DTC                     12345678 123456789012345

                                                  CERTIFICATE NUMBERS     NUM/NO.   DENOM.   TOTAL
                                                  ---------------------   -------   ------   -----
MR A SAMPLE                                       1234567890/1234567890      1         1       1
DESIGNATION (IF ANY)                              1234567890/1234567890      2         2       2
ADD 1                                             1234567890/1234567890      3         3       3
ADD 2                                             1234567890/1234567890      4         4       4
ADD 3                                             1234567890/1234567890      5         5       5
ADD 4                                             1234567890/1234567890      6         6       6
                                                  TOTAL TRANSACTION                            7
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
BIOVEX GROUP, INC.

THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF STOCK. THE CORPORATION WILL FURNISH
WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND
RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF
AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM - as tenants in common          UNIF GIFT MIN ACT - __________ Custodian ______________
                                                                 (Cust)                 (Minor)

   TEN ENT - as tenants by the entireties  under Uniform Gifts to Minors Act _____________________
                                                                                    (State)
   JT TEN -  as joint tenants with right   UNIF TRF MIN ACT ______ Custodian until age __) _______
             of survivorship and not as                     (Cust)                         (Minor)
             tenants in common
                                           under Uniform Transfers to Minors Act _________________
                                                                                       (State)

              Additional abbreviations may also be used though not in the above list.

                                             PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING
                                             NUMBER OF ASSIGNEE

                                             _____________________________________________________

For value received, ______________________ hereby sell, assign and transfer unto

__________________________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

__________________________________________________________________________________________________

__________________________________________________________________________________________________

___________________________________________________________________________________________ Shares
of the common stock represented by this Certificate, and do hereby irrevocably constitute and appoint

_________________________________________________________________________________________ Attorney
to transfer the said Shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated: __________________ 20 ______        Signature(s) Guaranteed: Medallion Guarantee Stamp

                                           THE SIGNATURE(S)SHOULD BE GUARANTEED BY AN ELIGIBLE
Signature:                                 GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND
           -----------------------------   LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN
                                           AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
                                           PURSUANT TO S.E.C. RULE 17Ad-15.
Signature:
           -----------------------------
           Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever.
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SECURITY INSTRUCTIONS

THIS IS WATERMARKED PAPER. DO NOT ACCEPT WITHOUT NOTING WATERMARK.     (GRAPHIC)
HOLD TO LIGHT TO VERIFY WATERMARK.